                                                                      Exhibit 99
                               PPL Corporation
                               ---------------
              Corporate Organization Before and After Realignment
              ---------------------------------------------------
                            (Selected Subsidiaries)

     (Before Realignment)
     --------------------
     PPL Corporation

               PPL Electric Utilities Corporation
                         PPL Transition Bond Company, LLC
                         PPL Capital Trust
                         PPL Capital Trust II
                         PPL Energy Funding Corporation
                                   CEP Delaware, Inc.
                                   CEP Reserves, Inc.
                                   PPL Rights, Inc.
                                   CEP Commerce, LLC
                         PPL Interstate Energy Company
                         Pennsylvania Mines Corporation
                         Realty Company of Pennsylvania
                         PPL EnergyPlus, LLC
                                   PPL Synfuel Investments, LLC
               PPL Global, LLC
                         PPL Generation Holdings, LLC
                                   PPL Maine, LLC
                                   PPL Montana Holdings, LLC
                                   PPL Montana, LLC

               PPL Spectrum, Inc.
                         Burns Mechanical, Inc.
               H.T. Lyons, Inc.
               McClure Company
               McCarl's Inc.
               Western Mass. Holdings, Inc.
               PPL Capital Funding, Inc.
               PPL Gas Utilities Corporation

                                PPL Corporation
                                ---------------
              Corporate Organization Before and After Realignment
              ---------------------------------------------------
                            (Selected Subsidiaries)

(After Realignment)
-------------------
PPL Corporation

          Delivery Segment:
          ----------------
               PPL Electric Utilities Corporation
                    PPL Transition Bond Company, LLC
                    PPL Capital Trust
                    PPL Capital Trust II
                    CEP Commerce, LLC
               PPL Gas Utilities Corporation
          Supply and Development Segments:
          -------------------------------
               PPL Energy Funding Corporation
                    CEP Delaware, Inc.
                    CEP Reserves, Inc.
                         Supply Segment:
                         --------------
                                   PPL EnergyPlus, LLC
                                        PPL Synfuel Investments, LLC
                                        PPL Spectrum, Inc.
                                        PPL Energy Services Holdings, LLC
                                             Burns Mechanical, Inc.
                                             H.T. Lyons, Inc.
                                             McClure Company
                                             McCarl's Inc.
                                             Western Mass. Holdings, Inc.
                                   PPL Generation, LLC
                                   PPL Holtwood, LLC
                                   Pennsylvania Mines Corporation
                                   PPL Maine, LLC
                                   PPL Interstate Energy Company
                                   Realty Company of Pennsylvania
                                   PPL Montana Holdings, LLC
                                   PPL Susquehanna, LLC
                                   PPL Montour, LLC
                                   PPL Martins Creek, LLC
                                   PPL Brunner Island, LLC
                                             PPL Rights, Inc. (jointly owned by
                                             PPL Montour,  PPL Martins Creek,
                                             and PPL Brunner Island)
                         Development Segment
                         -------------------
                                   PPL Global, LLC
          Corporate Segment:
          -----------------
               PPL Services Corporation
               PPL Capital Funding, Inc.